                                                                   Exhibit 10(j)

                                January 3, 1994





Mr. W. D. Stevens
5715 Indian Trail
Houston, Texas  77057

Dear Bill:

        The purpose of this letter is to document the offer by Mitchell Energy & Development Corp. (the "Company") for you to become President and Chief Operating Officer of the Company effective January 3, 1994 (your "Employment Date") and your acceptance of that offer.

        In your new position, you will report directly to me, as I will continue as Chairman of the Board of Directors and Chief Executive Officer of the Company. You will remain a Director of the Company (subject, of course, to your re-election annually by the stockholders); but as an "inside" Director, you will have to resign from the Audit Committee of the Board of Directors (the "Board"), effective your Employment Date. (You will, of course, no longer receive compensation as an "outside" Director.)

        Your starting annual salary, as a regular employee of the Company, will be FOUR HUNDRED THOUSAND AND NO/100 DOLLARS ($400,000.00). Subsequent salary increases will be based upon your performance, Company financial results and Board action. Additionally, your compensation package includes the following provisions:

- -       You will have full rights and be eligible to participate in all of the benefit plans of the Company, as described in the Employee Handbook and related documents; and

- -       Beginning January 1, 1995, you will be eligible for four (4) weeks paid annual vacation.

        On your Employment Date, you will receive stock option grants for SIXTY THOUSAND (60,000) shares of the Company's Class A Common Stock and SIXTY THOUSAND (60,000) shares of the Company's Class B Common Stock. The mix of the options between incentive options and non-incentive options will need to be determined at the time of grant, for as you are aware to the extent that the aggregate fair market value at the time of grant of stock to which incentive options are exercisable for the first time by an individual during any calendar-year exceeds $100,000, such stock options do not qualify as incentive stock options. Such grants will be made pursuant to the terms of the Company's 1989 Stock Option Plan (as amended, the "1989 Plan") and Stock Option Agreements between you and

Mr. W. D. Stevens
Page 2




the Company, copies of which are attached hereto as Exhibits "A", "B", "C" and "D". and made a part of this offer. Vesting of such options will be as provided in the 1989 Plan and these Exhibits. You will also be eligible to participate in any bonus or bonus unit awards made to Company employees, all as awarded and determined at the sole discretion of the Compensation Committee of the Board.

        It is understood that, as a result of your recent relationship with Exxon Corporation, it may be necessary for you to recuse yourself from matters where you have prior proprietary knowledge resulting from such previous employment and in which the Company is in direct competition with Exxon Corporation (or any of its affiliates, together "Exxon"). The Company agrees to this restriction. I understand, and the Company also agrees, that you are not to participate in any direct business dealings, without Exxon's prior consent, between the Company and Exxon or otherwise conduct business for the Company, which could reasonably be interpreted as a conflict of interest as a consequence of your prior Exxon employment. I also recognize that, from time to time, you may have to make yourself available to Exxon for legal or other proceedings related to events or actions which occurred during your previous Exxon employment.

        Again, Bill, I am most pleased to have you become a very important part of the Company. If the terms contained herein are as we have agreed, please execute this letter and the enclosed copy and return the fully-executed copy to me.

                                      Sincerely,



                                      George P. Mitchell


AGREED to this 3rd day
of January, 1994.


By:      /s/ W. D. STEVENS
   _____________________________
        W. D. Stevens


Attachments: Exhibits "A", "B", "C" and "D"

                                                                   [ISO/Class A]




                        INCENTIVE STOCK OPTION AGREEMENT




        AGREEMENT made this 3rd day of January, 1994, between MITCHELL ENERGY & DEVELOPMENT CORP., a Texas corporation (the "Company"), and W. D. STEVENS ("Employee").

        To carry out the purposes of the MITCHELL ENERGY & DEVELOPMENT CORP. 1989 STOCK OPTION PLAN (the "Plan"), by affording Employee the opportunity to purchase shares of the Class A Common Stock of the Company ("Stock"), and in consideration of the mutual agreements and other matters set forth herein and in the Plan, the Company and Employee hereby agree as follows:

        1. GRANT OF OPTION. The Company hereby irrevocably grants to Employee the right and option ("Option") to purchase all or any part of an aggregate of 12,230 shares of Stock, on the terms and conditions set forth herein and in the Plan, which Plan is incorporated herein by reference as a part of this Agreement. This Option is intended to constitute an incentive stock option, within the meaning of section 422(b) of the Internal Revenue Code of l986, as amended (the "Code").

        2. PURCHASE PRICE. The purchase price of Stock purchased pursuant to the exercise of this Option shall be $20.625 per share, which has been determined to be not less than the fair market value of the Stock at the date of grant of this Option. For all purposes of this Agreement, fair market value of Stock shall be determined in accordance with the provisions of the Plan.

        3. EXERCISE OF OPTION. Subject to the earlier expiration of this Option as herein provided, this Option may be exercised, by written notice to the Company at its principal executive office addressed to the attention of its Option Plan Administrator, at any time and from time to time after the date of grant hereof, but, except as otherwise provided below, this Option shall not be exercisable for more than a portion of the aggregate number of shares offered by this Option determined by the number of full years from the date of grant hereof to the date of such exercise, in accordance with the following schedule:


  Number of Full Years    Number of Shares that May be Purchased
  --------------------    --------------------------------------
  Less than 1 year                             0
  1 year                                   2,446
  2 years                                  4,892
  3 years                                  7,338
  4 years                                  9,784
  5 years                                 12,230


        This Option is not transferable by Employee otherwise than by will or the laws of descent and distribution, and may be exercised only by Employee (or his guardian or legal representative) during Employee's lifetime and while Employee remains an employee of the Company, except that:

        (a) If Employee dies while in the employ of the Company, Employee's estate, or the person who acquires this Option by will or the laws of descent and distribution or otherwise by reason of the death of Employee, may exercise this Option at any time during the period of one year following the date of Employee's death, but only as to the number of shares Employee was entitled to purchase hereunder as of the date of Employee's death.

        (b) If Employee's employment with the Company is terminated for cause, this option may be exercised by Employee at any time during the period of three months following such termination, or by Employee's estate (or the person who acquires this Option by will or the laws of descent and distribution or otherwise by reason of the death of Employee) during a period of one year following Employee's death if Employee dies during such three-month period, but in each case only as to the number of shares Employee was entitled to purchase hereunder as of the date Employee's employment so terminates. For purposes of this paragraph, "cause" shall mean Employee's actions significantly and adversely affecting (except for disability) the performance of, or his ability to perform, Employee's job, including but not limited to failure or refusal to perform his duties to the Company, major violation of the Company's conflict of interest or other policies, or Employee's final conviction of a felony or of a misdemeanor involving moral turpitude.

        (c) If Employee's employment with the Company terminates for any reason other than as described in (a) or (b) above, this Option may be exercised by Employee at any time during the period of one year following such termination, or by Employee's estate (or the person who acquires this Option by will or the laws of descent and distribution or otherwise by reason of the death of Employee) during a period of one year following Employee's death if Employee dies during such one-year period, but in each case only as to the number of shares Employee was entitled to purchase hereunder as of the date Employee's employment so terminates.

        This Option shall not be exercisable in any event after the expiration of ten years from the date of grant hereof. The purchase price of shares as to which this Option is exercised shall be paid in full at the time of exercise (a) in cash (including check, bank draft or money order payable to the order of the Company), or (b) by delivering to the Company shares of Stock having a fair market value equal to the purchase price, or (c) any combination of cash and Stock. No fraction of a share of Stock shall be issued by the Company upon exercise of an Option or accepted by the Company in payment of the exercise price thereof; rather, Employee shall provide a cash payment for such amount as is necessary to effect the issuance and acceptance of only whole shares of Stock. Unless and until a certificate or certificates representing such shares shall have been issued by the Company to Employee, Employee (or the person permitted to exercise this Option in the event of Employee's death or incapacity) shall not be or have any of the rights or privileges of a shareholder of the Company with respect to shares acquirable upon an exercise of this Option.

        Notwithstanding the foregoing, upon an exercise of this Option, if Employee is not then subject to the restrictions on insider trading pursuant to section 16(b) of the Securities Exchange Act of 1934, Employee may elect to follow such exercise by immediate sale of any treasury Stock acquired pursuant to such exercise in accordance with the following:

                (i) Upon receipt of notice of exercise and immediate sale pursuant to this provision, the Company will extend credit, on an interest-free basis, to Employee for the aggregate exercise price; and

                (ii) The Company's transfer agent will be instructed to issue certificates for such Stock; and

                (iii) A brokerage company or companies selected by the Company will sell the Stock for the account of Employee; and

                (iv) The portion of the proceeds of such sale totaling the Option exercise price plus the amount of applicable withheld taxes will be paid on settlement date to the Company; and

                (v) The proceeds of such sale less the Option exercise price, the amount of applicable withheld taxes, and applicable brokerage fees will be paid on settlement date to the Employee.

        4. WITHHOLDING OF TAX. To the extent that the exercise of this Option or the disposition of shares of Stock acquired by exercise of this Option results in compensation income to Employee for federal or state income tax purposes, Employee shall pay to the Company at the time of such exercise or disposition such amount of money as the Company may require to meet its obligation under applicable tax laws or regulations, and, if Employee fails to do so, the Company is authorized to withhold from any cash remuneration then or thereafter payable to Employee any tax required to be withheld by reason of such resulting compensation income.

        5. STATUS OF STOCK. The Company intends to register for sale under the Securities Act of l933, as amended (the "Act") the shares of Stock acquirable upon exercise of this Option, and to keep such registration effective throughout the period this Option is exercisable. In the absence of such effective registration or an available exemption from registration under the Act, issuance of shares of Stock acquirable upon exercise of this Option will be delayed until registration of such shares is effective or an exemption from registration under the Act is available. The
Company intends to use its best efforts to ensure that no such delay will occur. In the event exemption from registration under the Act is available upon an exercise of this Option, Employee (or the person permitted to exercise this Option in the event of Employee's death or incapacity), if requested by the Company to do so, will execute and deliver to the Company in writing an agreement containing such provisions as the Company may require to assure compliance with applicable securities laws.

        Employee agrees that the shares of Stock which Employee may acquire by exercising this Option will not be sold or otherwise disposed of in any manner which would constitute a violation of any applicable securities laws, whether federal or state. Employee also agrees (i) that the certificates representing the shares of Stock purchased under this Option may bear such legend or legends as the Committee deems appropriate in order to assure compliance with applicable securities laws, and (ii) that the Company may refuse to register the transfer of the shares of Stock purchased under this Option on the stock transfer records of the Company if such proposed transfer would in the opinion of counsel satisfactory to the Company constitute a violation of any applicable securities laws and (iii) that the Company may give related instructions to its transfer agent, if any, to stop registration of the transfer of the shares of Stock purchased under this Option.

        6. EMPLOYMENT RELATIONSHIP. For purposes of this Agreement, Employee shall be considered to be in the employment of the Company as long as Employee remains an employee of either the Company, a parent or subsidiary corporation (as defined in section 424 of the Code) of the Company, or a corporation or a parent or subsidiary of such corporation assuming or substituting a new option for this Option. Any question as to whether and when there has been a termination of such employment, and the cause of such termination, shall be determined by the Committee and its determination shall be final.

        7. CHANGE OF CONTROL. In addition to the conditions for vesting contained hereinabove in this Agreement and in the Plan, Employee shall have the right to exercise any or all of the remaining unexercised shares offered by this Option upon the occurrence of the following described event, so long as such event occurs more than one year from the date of grant of this Option.

o If the ownership of the Company changes from the majority voting control of the Company being held by George P. Mitchell ("Mr. Mitchell") himself only ("Change of Control"); and

o If Employee is employed in a position at least equivalent to President and Chief Operating Officer of the Company immediately prior to the Change of Control; and

o If Employee is no longer employed in a position at least substantially equivalent to President and Chief Operating Officer of the Company and no longer paid a salary at least equivalent to the salary being paid to Employee immediately prior to the Change of Control ("Loss of Position") for at least one year following the Change of Control.

o For the purposes hereof, the "Company" includes the largest surviving energy company if Mitchell Energy & Development Corp. is ever merged or consolidated or is divided or otherwise reorganized into two or more companies.

o If Employee voluntarily severs employment with the Company for any reason except Loss of Position or if the Company discharges him for cause, this right to accelerate remaining unexercised shares offered by this Option shall terminate immediately. For the purposes hereof, "for cause" shall mean Employee's actions significantly and adversely affecting (except for disability or death) the performance of, or his ability to perform, Employee's job, including but not limited to failure or refusal to perform his duties to the Company, major violation of the Company's conflict of interest or other policies, or Employee's final conviction of a felony or of a misdemeanor involving moral turpitude.

        8. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of any successors to the Company and all persons lawfully claiming under Employee.

        9. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas.

        IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its officer thereunto duly authorized, and Employee has executed this Agreement, all as of the day and year first above written.


                                MITCHELL ENERGY & DEVELOPMENT
                                  CORP.


                                By:         /s/ George P. Mitchell
                                    _________________________________________



                                W. D. STEVENS

                                            /s/ W. D. Stevens
                                    _________________________________________

                                                                [ISO/Class B]

                        INCENTIVE STOCK OPTION AGREEMENT




        AGREEMENT made this 3rd day of January, 1994, between MITCHELL ENERGY & DEVELOPMENT CORP., a Texas corporation (the "Company"), and W. D. STEVENS ("Employee").

        To carry out the purposes of the MITCHELL ENERGY & DEVELOPMENT CORP. 1989 STOCK OPTION PLAN (the "Plan"), by affording Employee the opportunity to purchase shares of the Class B Common Stock of the Company ("Stock"), and in consideration of the mutual agreements and other matters set forth herein and in the Plan, the Company and Employee hereby agree as follows:

        1. GRANT OF OPTION. The Company hereby irrevocably grants to Employee the right and option ("Option") to purchase all or any part of an aggregate of 12,230 shares of Stock, on the terms and conditions set forth herein and in the Plan, which Plan is incorporated herein by reference as a part of this Agreement. This Option is intended to constitute an incentive stock option, within the meaning of section 422(b) of the Internal Revenue Code of l986, as amended (the "Code").

        2. PURCHASE PRICE. The purchase price of Stock purchased pursuant to the exercise of this Option shall be $20.25 per share, which has been determined to be not less than the fair market value of the Stock at the date of grant of this Option. For all purposes of this Agreement, fair market value of Stock shall be determined in accordance with the provisions of the Plan.

        3. EXERCISE OF OPTION. Subject to the earlier expiration of this Option as herein provided, this Option may be exercised, by written notice to the Company at its principal executive office addressed to the attention of its Option Plan Administrator, at any time and from time to time after the date of grant hereof, but, except as otherwise provided below, this Option shall not be exercisable for more than a portion of the aggregate number of shares offered by this Option determined by the number of full years from the date of grant hereof to the date of such exercise, in accordance with the following schedule:


  Number of Full Years    Number of Shares that May be Purchased
  --------------------    --------------------------------------
  Less than 1 year                             0
  1 year                                   2,446
  2 years                                  4,892
  3 years                                  7,338
  4 years                                  9,784
  5 years                                 12,230


        This Option is not transferable by Employee otherwise than by will or the laws of descent and distribution, and may be exercised only by Employee (or his guardian or legal representative) during Employee's lifetime and while Employee remains an employee of the Company, except that:

        (a) If Employee dies while in the employ of the Company, Employee's estate, or the person who acquires this Option by will or the laws of descent and distribution or otherwise by reason of the death of Employee, may exercise this Option at any time during the period of one year following the date of Employee's death, but only as to the number of shares Employee was entitled to purchase hereunder as of the date of Employee's death.

        (b) If Employee's employment with the Company is terminated for cause, this option may be exercised by Employee at any time during the period of three months following such termination, or by Employee's estate (or the person who acquires this Option by will or the laws of descent and distribution or otherwise by reason of the death of Employee) during a period of one year following Employee's death if Employee dies during such three-month period, but in each case only as to the number of shares Employee was entitled to purchase hereunder as of the date Employee's employment so terminates. For purposes of this paragraph, "cause" shall mean Employee's actions significantly and adversely affecting (except for disability) the performance of, or his ability to perform, Employee's job, including but not limited to failure or refusal to perform his duties to the Company, major violation of the Company's conflict of interest or other policies, or Employee's final conviction of a felony or of a misdemeanor involving moral turpitude.

        (c) If Employee's employment with the Company terminates for any reason other than as described in (a) or (b) above, this Option may be exercised by Employee at any time during the period of one year following such termination, or by Employee's estate (or the person who acquires this Option by will or the laws of descent and distribution or otherwise by reason of the death of Employee) during a period of one year following

                Employee's death if Employee dies during such one year period, but in each case only as to the number of shares Employee was entitled to purchase hereunder as of the date Employee's employment so terminates.

        This Option shall not be exercisable in any event after the expiration of ten years from the date of grant hereof. The purchase price of shares as to which this Option is exercised shall be paid in full at the time of exercise
(a) in cash (including check, bank draft or money order payable to the order of the Company), or (b) by delivering to the Company shares of Stock having a fair market value equal to the purchase price, or (c) any combination of cash and Stock. No fraction of a share of Stock shall be issued by the Company upon exercise of an Option or accepted by the Company in payment of the exercise price thereof; rather, Employee shall provide a cash payment for such amount as is necessary to effect the issuance and acceptance of only whole shares of Stock. Unless and until a certificate or certificates representing such shares shall have been issued by the Company to Employee, Employee (or the person permitted to exercise this Option in the event of Employee's death or incapacity) shall not be or have any of the rights or privileges of a shareholder of the Company with respect to shares acquirable upon an exercise of this Option.

        Notwithstanding the foregoing, upon an exercise of this Option, if Employee is not then subject to the restrictions on insider trading pursuant to section 16(b) of the Securities Exchange Act of 1934, Employee may elect to follow such exercise by immediate sale of any treasury Stock acquired pursuant to such exercise in accordance with the following:

                (i) Upon receipt of notice of exercise and immediate sale pursuant to this provision, the Company will extend credit, on an interest-free basis, to Employee for the aggregate exercise price; and

                (ii) The Company's transfer agent will be instructed to issue certificates for such Stock; and

                (iii) A brokerage company or companies selected by the Company will sell the Stock for the account of Employee; and

                (iv) The portion of the proceeds of such sale totaling the Option exercise price plus the amount of applicable withheld taxes will be paid on settlement date to the Company; and

                (v) The proceeds of such sale less the Option exercise price, the amount of applicable withheld taxes, and applicable brokerage fees will be paid on settlement date to the Employee.

        4. WITHHOLDING OF TAX. To the extent that the exercise of this Option or the disposition of shares of Stock acquired by exercise of this Option results in compensation income to Employee for federal or state income tax purposes, Employee shall pay to the Company at the time of such exercise or disposition such amount of money as the Company may require to meet its obligation under applicable tax laws or regulations, and, if Employee fails to do so, the Company is authorized to withhold from any cash remuneration then or thereafter payable to Employee any tax required to be withheld by reason of such resulting compensation income.

        5. STATUS OF STOCK. The Company intends to register for sale under the Securities Act of l933, as amended (the "Act") the shares of Stock acquirable upon exercise of this Option, and to keep such registration effective throughout the period this Option is exercisable. In the absence of such effective registration or an available exemption from registration under the Act, issuance of shares of Stock acquirable upon exercise of this Option will be delayed until registration of such shares is effective or an exemption from registration under the Act is available. The Company intends to use its best efforts to ensure that no such delay will occur. In the event exemption from registration under the Act is available upon an exercise of this Option, Employee (or the person permitted to exercise this Option in the event of Employee's death or incapacity), if requested by the Company to do so, will execute and deliver to the Company in writing an agreement containing such provisions as the Company may require to assure compliance with applicable securities laws.

        Employee agrees that the shares of Stock which Employee may acquire by exercising this Option will not be sold or otherwise disposed of in any manner which would constitute a violation of any applicable securities laws, whether federal or state. Employee also agrees (i) that the certificates representing the shares of Stock purchased under this Option may bear such legend or legends as the Committee deems appropriate in order to assure compliance with applicable securities laws, and (ii) that the Company may refuse to register the transfer of the shares of Stock purchased under this Option on the stock transfer records of the Company if such proposed transfer would in the opinion of counsel satisfactory to the Company constitute a violation of any applicable securities laws and (iii) that the Company may give related instructions to its transfer agent, if any, to stop registration of the transfer of the shares of Stock purchased under this Option.

        6. EMPLOYMENT RELATIONSHIP. For purposes of this Agreement, Employee shall be considered to be in the employment of the Company as long as Employee remains an employee of either the Company, a parent or subsidiary corporation (as defined in section 424 of the Code) of the Company, or a corporation or a parent or subsidiary of such corporation assuming or substituting a new option for this Option. Any question as to whether and when there has been a termination of such employment, and the cause of such termination, shall be determined by the Committee and its determination shall be final.

        7. CHANGE OF CONTROL. In addition to the conditions for vesting contained hereinabove in this Agreement and in the Plan, Employee shall have the right to exercise any or all of the remaining unexercised shares offered by this Option upon the occurrence of the following described event, so long as such event occurs more than one year from the date of grant of this Option.

o If the ownership of the Company changes from the majority voting control of the Company being held by George P. Mitchell ("Mr. Mitchell") himself only ("Change of Control"); and

o If Employee is employed in a position at least equivalent to President and Chief Operating Officer of the Company immediately prior to the Change of Control; and

o If Employee is no longer employed in a position at least substantially equivalent to President and Chief Operating Officer of the Company and no longer paid a salary at least equivalent to the salary being paid to Employee immediately prior to the Change of Control ("Loss of Position") for at least one year following the Change of Control.

o For the purposes hereof, the "Company" includes the largest surviving energy company if Mitchell Energy & Development Corp. is ever merged or consolidated or is divided or otherwise reorganized into two or more companies.

o If Employee voluntarily severs employment with the Company for any reason except Loss of Position or if the Company discharges him for cause, this right to accelerate remaining unexercised shares offered by this Option shall terminate immediately. For the purposes hereof, "for cause" shall mean Employee's actions significantly and adversely affecting (except for disability or death) the performance of, or his ability to perform Employee's job, including but not limited to failure or refusal to perform his duties to the Company, major violation of the Company's conflict of interest or other policies, or Employee's final conviction of a felony or of a misdemeanor involving moral turpitude.

        8. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of any successors to the Company and all persons lawfully claiming under Employee.

        9. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas.

        IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its officer thereunto duly authorized, and Employee has executed this Agreement, all as of the day and year first above written.


                            MITCHELL ENERGY & DEVELOPMENT
                              CORP.


                            By:   /s/ GEORGE P. MITCHELL
                               _____________________________________


                            W. D. STEVENS

                                 /s/ W. D. STEVENS
                               ______________________________________

                                                                   [NQ/Class A]



                      NONSTATUTORY STOCK OPTION AGREEMENT




        AGREEMENT made as of the 3rd day of January, 1994, between MITCHELL ENERGY & DEVELOPMENT CORP., a Texas corporation (the "Company"), and W. D. STEVENS ("Employee").

        To carry out the purposes of the MITCHELL ENERGY & DEVELOPMENT CORP. 1989 STOCK OPTION PLAN (the "Plan"), by affording Employee the opportunity to purchase shares of the Class A Common Stock of the Company ("Stock"), and in consideration of the mutual agreements and other matters set forth herein and in the Plan, the Company and Employee hereby agree as follows:

        1. GRANT OF OPTION. The Company hereby irrevocably grants to Employee the right and option ("Option") to purchase all or any part of an aggregate of 47,770 shares of Stock, on the terms and conditions set forth herein and in the Plan, which Plan is incorporated herein by reference as a part of this Agreement. This Option shall not be treated as an incentive stock option within the meaning of Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code").

        2. PURCHASE PRICE. The purchase price of Stock purchased pursuant to the exercise of this Option shall be $20.625 per share, which has been determined to be not less than the fair market value of the Stock at the date of grant of this Option. For all purposes of this Agreement, fair market value of Stock shall be determined in accordance with the provisions of the Plan.

        3. EXERCISE OF OPTION. Subject to the earlier expiration of this Option as herein provided, this Option may be exercised, by written notice to the Company at its principal executive office addressed to the attention of its Option Plan Administrator, at any time and from time to time after the date of grant hereof, but, except as otherwise provided below, this Option shall not be exercisable for more than a portion of the aggregate number of shares offered by this Option determined by the number of full years from the date of grant hereof to the date of such exercise, in accordance with the following schedule:

  Number of Full Years    Number of Shares That May Be Purchased
  --------------------    --------------------------------------
  Less than 1 year                            0
  1 year                                  7,554
  2 years                                15,108
  3 years                                22,662
  4 years                                30,216
  5 years                                47,770

        This Option is not transferable by Employee otherwise than by will or the laws of descent and distribution, and may be exercised only by Employee (or his guardian or legal representative) during Employee's lifetime and while Employee remains an employee of the Company, except that:

        (a) If Employee dies while in the employ of the Company, Employee's estate, or the person who acquires this Option by will or the laws of descent and distribution or otherwise by reason of the death of Employee, may exercise this Option at any time during the period of one year following the date of Employee's death but only as to the number of shares Employee was entitled to purchase hereunder as of the date of Employee's death.

        (b) If Employee's employment with the Company is terminated for cause, this option may be exercised by Employee at any time during the period of three months following such termination, or by Employee's estate (or the person who acquires this Option by will or the laws of descent and distribution or otherwise by reason of the death of Employee) during a period of one year following Employee's death if Employee dies during such three-month period, but in each case only as to the number of shares Employee was entitled to purchase hereunder as of the date Employee's employment so terminates. For purposes of this paragraph, "cause" shall mean Employee's actions significantly and adversely affecting (except for disability) the performance of, or his ability to perform, Employee's job, including but not limited to failure or refusal to perform his duties to the Company, major violation of the Company's conflict of interest or other policies, or Employee's final conviction of a felony or of a misdemeanor involving moral turpitude.

        (c) If Employee's employment with the Company terminates for any reason other than as described in (a) or (b) above, this Option may be exercised by Employee at any time during the period of one year following such termination, or by Employee's estate (or the person who acquires this

                Option by will or the laws of descent and distribution or otherwise by reason of the death of Employee) during a period of one year following Employee's death if Employee dies during such one year period, but in each case only as to the number of shares Employee was entitled to purchase hereunder as of the date Employee's employment so terminates.

        This Option shall not be exercisable in any event after the expiration of ten years from the date of grant hereof. The purchase price of shares as to which this Option is exercised shall be paid in full at the time of exercise
(a) in cash (including check, bank draft or money order payable to the order of the Company), (b) by delivering to the Company shares of Stock having a fair market value equal to the purchase price, or (c) any combination of cash and Stock. No fraction of a share of Stock shall be issued by the Company upon exercise of an Option or accepted by the Company in payment of the purchase price thereof; rather, Employee shall provide a cash payment for such amount as is necessary to effect the issuance and acceptance of only whole shares of Stock. Unless and until a certificate or certificates representing such shares shall have been issued by the Company to Employee, Employee (or the person permitted to exercise this Option in the event of Employee's death or incapacity) shall not be or have any of the rights or privileges of a shareholder of the Company with respect to shares acquirable upon an exercise of this Option.

        Notwithstanding the foregoing, upon an exercise of this Option, if Employee is not then subject to the restrictions on insider trading pursuant to section 16(b) of the Securities Exchange Act of 1934, Employee may elect to follow such exercise by immediate sale of any treasury Stock acquired pursuant to such exercise in accordance with the following:

                (i) Upon receipt of notice of exercise and immediate sale pursuant to this provision, the Company will extend credit, on an interest-free basis, to Employee for the aggregate exercise price; and

                (ii) The Company's transfer agent will be instructed to issue certificates for such Stock; and

                (iii) A brokerage company or companies selected by the Company will sell the Stock for the account of Employee; and

                (iv) The portion of the proceeds of such sale totaling the Option exercise price plus the amount of applicable withheld taxes will be paid on settlement date to the Company; and

                (v) The proceeds of such sale less the Option exercise price, the amount of applicable withheld taxes, and applicable brokerage fees will be paid on settlement date to the Employee.

        4. WITHHOLDING OF TAX. To the extent that the exercise of this Option or the disposition of shares of Stock acquired by exercise of this Option results in compensation income to Employee for federal or state income tax purposes, Employee shall pay to the Company at the time of such exercise or disposition such amount of money as the Company may require to meet its obligation under applicable tax laws or regulations, and, if Employee fails to do so, the Company is authorized to withhold from any cash remuneration then or thereafter payable to Employee any tax required to be withheld by reason of such resulting compensation income.

        5. STATUS OF STOCK.   The Company intends to register for sale under
the Securities Act of l933, as amended (the "Act") the shares of Stock acquirable upon exercise of this Option, and to keep such registration effective throughout the period this Option is exercisable. In the absence of such effective registration or an available exemption from registration under the Act, issuance of shares of Stock acquirable upon exercise of this Option will be delayed until registration of such shares is effective or an exemption from registration under the Act is available. The Company intends to use its best efforts to ensure that no such delay will occur. In the event exemption from registration under the Act is available upon an exercise of this Option, Employee (or the person permitted to exercise this Option in the event of Employee's death or incapacity), if requested by the Company to do so, will execute and deliver to the Company in writing an agreement containing such provisions as the Company may require to assure compliance with applicable securities laws.

        Employee agrees that the shares of Stock which Employee may acquire by exercising this Option will not be sold or otherwise disposed of in any manner which would constitute a violation of any applicable securities laws, whether federal or state. Employee also agrees (i) that the certificates representing the shares of Stock purchased under this Option may bear such legend or legends as the Committee deems appropriate in order to assure compliance with applicable securities laws, (ii) that the Company may refuse to register the transfer of the shares of Stock purchased under this Option on the stock transfer records of the Company if such proposed transfer would in the opinion of counsel satisfactory to the Company constitute a violation of any applicable securities law and (iii) that the Company may give related instructions to its transfer agent, if any, to stop registration of the transfer of the shares of Stock purchased under this Option.

        6. EMPLOYMENT RELATIONSHIP. For purposes of this Agreement, Employee shall be considered to be in the employment of the Company as long as Employee remains an employee of either the Company, a parent or subsidiary corporation (as defined in Section 424 of the Code) of the Company, or a corporation or a parent or subsidiary of such corporation assuming or substituting a new option for this Option. Any question as to whether and when there has been a termination of such employment, and the cause of such termination, shall be determined by the Committee, and its determination shall be final.

        7. CHANGE OF CONTROL. In addition to the conditions for vesting contained hereinabove in this Agreement and in the Plan, Employee shall have the right to exercise any or all of the remaining unexercised shares offered by this Option upon the occurrence of the following described event, so long as such event occurs more than one year from the date of grant of this Option.

o If the ownership of the Company changes from the majority voting control of the Company being held by George P. Mitchell ("Mr. Mitchell") himself only ("Change of Control"); and

o If Employee is employed in a position at least equivalent to President and Chief Operating Officer of the Company immediately prior to the Change of Control; and

o If Employee is no longer employed in a position at least substantially equivalent to President and Chief Operating Officer of the Company and no longer paid a salary at least equivalent to the salary being paid to Employee immediately prior to the Change of Control ("Loss of Position") for at least one year following the Change of Control.

o For the purposes hereof, the "Company" includes the largest surviving energy company if Mitchell Energy & Development Corp. is ever merged or consolidated or is divided or otherwise reorganized into two or more companies.

o If Employee voluntarily severs employment with the Company for any reason except Loss of Position or if the Company discharges him for cause, this right to accelerate remaining unexercised shares offered by this Option shall terminate immediately. For the purposes hereof, "for cause" shall mean Employee's actions significantly and adversely affecting (except for disability or death) the performance of, or his ability to perform, Employee's job, including but not limited to failure or refusal to perform his duties to the Company, major violation of the Company's conflict of interest or other policies, or Employee's final conviction of a felony or of a misdemeanor involving moral turpitude.

        8. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of any successors to the Company and all persons lawfully claiming under Employee.

        9. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas.

        IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its officer thereunto duly authorized, and Employee has executed this Agreement, all as of the day and year first above written.


                                   MITCHELL ENERGY & DEVELOPMENT
                                     CORP.


                                   By:  /s/ GEORGE P. MITCHELL
                                      ___________________________________


                                   W. D. STEVENS

                                        /s/ W. D. STEVENS
                                      ___________________________________

                                                                  [NQ/CLASS B]



                      NONSTATUTORY STOCK OPTION AGREEMENT



        AGREEMENT made as of the 3rd day of January, 1994, between MITCHELL ENERGY & DEVELOPMENT CORP., a Texas corporation (the "Company"), and W. D. STEVENS ("Employee").

        To carry out the purposes of the MITCHELL ENERGY & DEVELOPMENT CORP. 1989 STOCK OPTION PLAN (the "Plan"), by affording Employee the opportunity to purchase shares of the Class B Common Stock of the Company ("Stock"), and in consideration of the mutual agreements and other matters set forth herein and in the Plan, the Company and Employee hereby agree as follows:

        1. GRANT OF OPTION. The Company hereby irrevocably grants to Employee the right and option ("Option") to purchase all or any part of an aggregate of 47,770 shares of Stock, on the terms and conditions set forth herein and in the Plan, which Plan is incorporated herein by reference as a part of this Agreement. This Option shall not be treated as an incentive stock option within the meaning of Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code").

        2. PURCHASE PRICE. The purchase price of Stock purchased pursuant to the exercise of this Option shall be $20.25 per share, which has been determined to be not less than the fair market value of the Stock at the date of grant of this Option. For all purposes of this Agreement, fair market value of Stock shall be determined in accordance with the provisions of the Plan.

        3. EXERCISE OF OPTION. Subject to the earlier expiration of this Option as herein provided, this Option may be exercised, by written notice to the Company at its principal executive office addressed to the attention of its Option Plan Administrator, at any time and from time to time after the date of grant hereof, but, except as otherwise provided below, this Option shall not be exercisable for more than a portion of the aggregate number of shares offered by this Option determined by the number of full years from the date of grant hereof to the date of such exercise, in accordance with the following schedule:

  Number of Full Years    Number of Shares That May Be Purchased
  --------------------    --------------------------------------
  Less than 1 year                            0
  1 year                                  7,554
  2 years                                15,108
  3 years                                22,662
  4 years                                30,216
  5 years                                47,770


        This Option is not transferable by Employee otherwise than by will or the laws of descent and distribution, and may be exercised only by Employee (or his guardian or legal representative) during Employee's lifetime and while Employee remains an employee of the Company, except that:

        (a) If Employee dies while in the employ of the Company, Employee's estate, or the person who acquires this Option by will or the laws of descent and distribution or otherwise by reason of the death of Employee, may exercise this Option at any time during the period of one year following the date of Employee's death but only as to the number of shares Employee was entitled to purchase hereunder as of the date of Employee's death.

        (b) If Employee's employment with the Company is terminated for cause, this option may be exercised by Employee at any time during the period of three months following such termination, or by Employee's estate (or the person who acquires this Option by will or the laws of descent and distribution or otherwise by reason of the death of Employee) during a period of one year following Employee's death if Employee dies during such three-month period, but in each case only as to the number of shares Employee was entitled to purchase hereunder as of the date Employee's employment so terminates. For purposes of this paragraph, "cause" shall mean Employee's actions significantly and adversely affecting (except for disability) the performance of, or his ability to perform, Employee's job, including but not limited to failure or refusal to perform his duties to the Company, major violation of the Company's conflict of interest or other policies, or Employee's final conviction of a felony or of a misdemeanor involving moral turpitude.

        (c) If Employee's employment with the Company terminates for any reason other than as described in (a) or (b) above, this Option may be exercised by Employee at any time during the period of one year following such termination, or by Employee's estate (or the person who acquires this

                Option by will or the laws of descent and distribution or otherwise by reason of the death of Employee) during a period of one year following Employee's death if Employee dies during such one year period, but in each case only as to the number of shares Employee was entitled to purchase hereunder as of the date Employee's employment so terminates.

        This Option shall not be exercisable in any event after the expiration of ten years from the date of grant hereof. The purchase price of shares as to which this Option is exercised shall be paid in full at the time of exercise
(a) in cash (including check, bank draft or money order payable to the order of the Company), (b) by delivering to the Company shares of Stock having a fair market value equal to the purchase price, or (c) any combination of cash and Stock. No fraction of a share of Stock shall be issued by the Company upon exercise of an Option or accepted by the Company in payment of the purchase price thereof; rather, Employee shall provide a cash payment for such amount as is necessary to effect the issuance and acceptance of only whole shares of Stock. Unless and until a certificate or certificates representing such shares shall have been issued by the Company to Employee, Employee (or the person permitted to exercise this Option in the event of Employee's death or incapacity) shall not be or have any of the rights or privileges of a shareholder of the Company with respect to shares acquirable upon an exercise of this Option.

        Notwithstanding the foregoing, upon an exercise of this Option, if Employee is not then subject to the restrictions on insider trading pursuant to section 16(b) of the Securities Exchange Act of 1934, Employee may elect to follow such exercise by immediate sale of any treasury Stock acquired pursuant to such exercise in accordance with the following:

                (i) Upon receipt of notice of exercise and immediate sale pursuant to this provision, the Company will extend credit, on an interest-free basis, to Employee for the aggregate exercise price; and

                (ii) The Company's transfer agent will be instructed to issue certificates for such Stock; and

                (iii) A brokerage company or companies selected by the Company will sell the Stock for the account of Employee; and

                (iv) The portion of the proceeds of such sale totaling the Option exercise price plus the amount of applicable withheld taxes will be paid on settlement date to the Company; and

                (v) The proceeds of such sale less the Option exercise price, the amount of applicable withheld taxes, and applicable brokerage fees will be paid on settlement date to the Employee.

        4. WITHHOLDING OF TAX. To the extent that the exercise of this Option or the disposition of shares of Stock acquired by exercise of this Option results in compensation income to Employee for federal or state income tax purposes, Employee shall pay to the Company at the time of such exercise or disposition such amount of money as the Company may require to meet its obligation under applicable tax laws or regulations, and, if Employee fails to do so, the Company is authorized to withhold from any cash remuneration then or thereafter payable to Employee any tax required to be withheld by reason of such resulting compensation income.

        5. STATUS OF STOCK.   The Company intends to register for sale under
the Securities Act of l933, as amended (the "Act") the shares of Stock acquirable upon exercise of this Option, and to keep such registration effective throughout the period this Option is exercisable. In the absence of such effective registration or an available exemption from registration under the Act, issuance of shares of Stock acquirable upon exercise of this Option will be delayed until registration of such shares is effective or an exemption from registration under the Act is available. The Company intends to use its best efforts to ensure that no such delay will occur. In the event exemption from registration under the Act is available upon an exercise of this Option, Employee (or the person permitted to exercise this Option in the event of Employee's death or incapacity), if requested by the Company to do so, will execute and deliver to the Company in writing an agreement containing such provisions as the Company may require to assure compliance with applicable securities laws.

        Employee agrees that the shares of Stock which Employee may acquire by exercising this Option will not be sold or otherwise disposed of in any manner which would constitute a violation of any applicable securities laws, whether federal or state. Employee also agrees (i) that the certificates representing the shares of Stock purchased under this Option may bear such legend or legends as the Committee deems appropriate in order to assure compliance with applicable securities laws, (ii) that the Company may refuse to register the transfer of the shares of Stock purchased under this Option on the stock transfer records of the Company if such proposed transfer would in the opinion of counsel satisfactory to the Company constitute a violation of any applicable securities law and (iii) that the Company may give related instructions to its transfer agent, if any, to stop registration of the transfer of the shares of Stock purchased under this Option.

        6. EMPLOYMENT RELATIONSHIP. For purposes of this Agreement, Employee shall be considered to be in the employment of the Company as long as Employee remains an employee of either the Company, a parent or subsidiary corporation (as defined in Section 424 of the Code) of the Company, or a corporation or a parent or subsidiary of such corporation assuming or substituting a new option for this Option. Any question as to whether and when there has been a termination of such employment, and the cause of such termination, shall be determined by the Committee, and its determination shall be final.

        7. CHANGE OF CONTROL. In addition to the conditions for vesting contained hereinabove in this Agreement and in the Plan, Employee shall have the right to exercise any or all of the remaining unexercised shares offered by this Option upon the occurrence of the following described event, so long as such event occurs more than one year from the date of grant of this Option.

o If the ownership of the Company changes from the majority voting control of the Company being held by George P. Mitchell ("Mr. Mitchell") himself only ("Change of Control"); and

o If Employee is employed in a position at least equivalent to President and Chief Operating Officer of the Company immediately prior to the Change of Control; and

o If Employee is no longer employed in a position at least substantially equivalent to President and Chief Operating Officer of the Company and no longer paid a salary at least equivalent to the salary being paid to Employee immediately prior to the Change of Control ("Loss of Position") for at least one year following the Change of Control.

o For the purposes hereof, the "Company" includes the largest surviving energy company if Mitchell Energy & Development Corp. is ever merged or consolidated or is divided or otherwise reorganized into two or more companies.

o If Employee voluntarily severs employment with the Company for any reason except Loss of Position or if the Company discharges him for cause, this right to accelerate remaining unexercised shares offered by this Option shall terminate immediately. For the purposes hereof, "for cause" shall mean Employee's actions significantly and adversely affecting (except for disability or death) the performance of, or his ability to perform, Employee's job, including but not limited to failure or refusal to perform his duties to the Company, major violation of the Company's conflict of interest or other policies, or Employee's final conviction of a felony or of a misdemeanor involving moral turpitude.

        8. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of any successors to the Company and all persons lawfully claiming under Employee.

        9. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas.

        IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its officer thereunto duly authorized, and Employee has executed this Agreement, all as of the day and year first above written.


                                   MITCHELL ENERGY & DEVELOPMENT
                                     CORP.


                                   By:   /s/ GEORGE P. MITCHELL
                                      _______________________________________


                                   W. D. STEVENS

                                         /s/ W. D. STEVENS
                                      _______________________________________